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                                                                   EXHIBIT 10.7

                           MASTER CERTIFICATE PURCHASE
                                    AGREEMENT


         This MASTER CERTIFICATE PURCHASE AGREEMENT (this "Agreement"), dated as of October 22, 1999, is entered into by and among Sunset Station Leasing Company, LLC, a Nevada limited liability company ("Purchaser"), First Security Trust Company of Nevada, in its capacity as "Trustee", as described below, each of the "Holders" a party to the Participation Agreement referred to below and listed on the signature pages hereto (each a "Seller" and collectively, "Sellers"), Sunset Station, Inc., a Nevada corporation ("Sunset"), in its individual capacity and as "Sublessee" as described below, and Station Casinos, Inc., a Nevada corporation ("Parent"), in its individual capacity and as "Lessee" as described below, with reference to the following facts:

                                    RECITALS

         A. Pursuant to the terms of that certain Lease Intended for Security (as amended, supplemented or otherwise modified from time to time, the "Lease"), dated as of September 25, 1996, by and between First Security Trust Company of Nevada, not in its individual capacity, except as expressly stated therein, but solely as trustee (in such capacity, "Trustee") under the Sunset Station 1996 Trust Agreement (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), dated as of September 25, 1996, between Parent, as grantor, and Trustee, as trustee, as lessor (Trustee, in such capacity, "Lessor"), and Parent, as lessee (in such capacity, "Lessee"), Lessor has leased to Lessee, and Lessee has leased from Lessor, the Equipment (as defined in the Participation Agreement referred to below) on a "lease intended for security" basis.

         B. Simultaneously with the execution and delivery of the Lease, Lessee entered into that certain Sublease dated as of September 25, 1996, between Lessee, as sublessor, and Sunset, as sublessee (in such capacity, "Sublessee"), pursuant to which Lessee subleased the Equipment to Sublessee on a "true lease" basis.

         C. For purposes of providing financing to Lessor and funding payment of Equipment Costs (as defined in the Participation Agreement), Sellers entered into that certain Participation Agreement (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement") dated as of September 25, 1996 by and among Lessee, Lessor, Trustee, and each of the holders a party thereto, pursuant to which Sellers agreed to make advances to the Trustee in respect of the Equipment in an amount not to exceed (i) in respect of each Seller, such

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Seller's Commitment (as defined in the Participation Agreement) and (ii) an aggregate principal amount of $40,000,000 (the "Commitment Amount").

         D. Pursuant to the terms of the Trust Agreement and the Participation Agreement, the Certificates (as defined in the Participation Agreement) were issued to the initial holders and such Certificates are currently held by such Sellers in such amounts as are set forth in SCHEDULE I hereto.

         E. Sunset is also a party to (i) that certain Third Amended and Restated Reducing Revolving Loan Agreement (the "Revolving Loan Agreement") dated as of August 25, 1999, by and among Sunset and each of the other borrowers parties thereto (collectively, the "Borrowers"), Parent (but solely for purposes of making the covenants set forth in ARTICLES 8 AND 9 thereof), each of the lenders from time to time parties thereto (each a "Revolver Lender and collectively, the "Revolver Lenders"), Societe Generale, as Documentation Agent, Bank of Scotland, as Co-Agent, and Bank of America, N.A., as Administrative Agent, (ii) that certain Term Loan Agreement (the "Term Loan Agreement"; and collectively, with the Revolving Loan Agreement, the "Loan Agreements") dated as of August 25, 1999 among Borrowers, the lenders from time to time parties thereto (each a "Term Lender" and collectively, the "Term Lenders"; the "Term Lenders" collectively with the "Revolver Lenders" are hereinafter referred to as the "Lenders"), Parent (but solely for purposes of making the covenants set forth in ARTICLES 8 and 9 thereof) and Bank of America, N.A., as Administrative Agent, and (iii) the Security Agreement (as defined in the Loan Agreements).

         F. Pursuant to the terms of the Security Agreement and certain other of the Loan Documents (as defined in the Loan Agreements), including, without limitation the Sunset Intercreditor Agreement (as defined in the Loan Agreements), Sunset has granted to Bank of America, N.A., as Collateral Agent (in such capacity, the "Collateral Agent") for the benefit of the Lenders, a security interest in, among other things, all of Sunset's right, title and interest in and to the Equipment and the Sublease (the "Lease Collateral"), it being understood and agreed that the lien of the Collateral Agent on the Lease Collateral was subject and subordinated to the right, title and interest of Lessor and the Sellers therein.

         G. Pursuant to the terms hereof, Purchaser now desires to purchase from Sellers, and Sellers now desire to sell to Purchaser, all of Sellers' right, title and interest in and to the Commitment, the Certificate Advances, the Operative Documents and the Certificates (collectively, the "Purchased Interests").

         H. As a condition to the purchase and sale of the Purchased Interests, the Sellers desire that (i) Purchaser assume such obligations and make such payments

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as are referred to below and (ii) each of Sunset and Lessee grant to the
Indemnitees (as defined below) the indemnities set forth in SECTION 3 hereof.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein and such other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Participation Agreement. The following terms shall have the following meanings:

         "ASSIGNMENT AND ACCEPTANCE(S)" means, collectively, each Commitment Assignment and Acceptance, dated as of the Certificate Purchase Closing Date, executed by each Seller, as assignor, and Purchaser, as assignee, substantially in the form of EXHIBIT A attached hereto with the blanks appropriately completed.

         "ASSIGNMENT LETTER(S)" means, collectively, each of the separate letter agreements, dated the Certificate Purchase Closing Date, executed by Purchaser and acknowledged by each Seller respectively, substantially in the form of EXHIBIT B attached hereto with the blanks appropriately completed.

         "CERTIFICATE PURCHASE CLOSING DATE" means that date on which all of the conditions precedent set forth in SECTION 4 hereof shall have been satisfied or waived in writing by the applicable parties.

         "INDEMNITEE" means each Seller, each Lender, the Collateral Agent, the Trustee and the respective successors, assigns, directors, shareholders, partners, officers, employees and agents of each of the foregoing.

         "PURCHASE PRICE" has the meaning set forth in each Assignment Letter.

         2. PURCHASE OF CERTIFICATES

                  a. PURCHASE AND SALE OF CERTIFICATES. Subject to the terms and conditions of this Agreement, each Assignment and Acceptance and each Assignment Letter, Purchaser shall purchase on the Certificate Purchase Closing Date from each and every Seller, and each Seller shall sell to Purchaser, without representation or warranty except as expressly provided herein, in its respective Assignment and Acceptance and in its respective Assignment Letter, all of such Seller's right, title and interest in and to the Purchased Interests, including, without limitation, such Seller's Certificate. As full payment for the portion of the Purchased Interests purchased from each

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         Seller, Purchaser shall pay to each Seller, on the Certificate
         Purchase Closing Date, the Purchase Price with respect thereto. Upon receipt of the Purchase Price, each Seller shall deliver its Certificate to the Trustee in the manner prescribed by the Trust Agreement and the Assignment Letter to which such Seller is a party.

                  b. CLOSING. The Certificate Purchase Closing Date shall take place on such date as each of the conditions precedent set forth in
         SECTION 4 hereof shall have been satisfied.

                  c. RESTRICTIONS ON AND EFFECT OF TRANSFER. Notwithstanding the provisions of SECTION 6.2 of the Participation Agreement, each of the parties to this Agreement hereby consents to the sale of the Purchased Interests to the Purchaser.

                  d. REQUIRED NOTICE AND EFFECTIVE DATE. Notwithstanding the provisions of SECTION 6.2.1 of the Participation Agreement, (i) Trustee, each Seller and Lessee hereby waive the requirement that such parties receive five (5) Business Days prior written notice of the transfer of the Purchased Interests contemplated by this Agreement,
         (ii) the parties hereto agree that (x) all reasonable out-of pocket costs (including any applicable transfer tax) incurred by the Trustee in connection with the transfer of the Purchased Interests contemplated by this Agreement, together with the administrative fee payable to the Trustee in the amount of $2,500, and (y) any expenses incurred by Purchaser in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby, shall be borne by the Purchaser.

                  e. TRANSFER FEE. Purchaser hereby agrees to pay to each Seller, on the Certificate Purchase Closing Date, as part of the Purchase Price, an amount equal to the product of (i) $266,281.73 multiplied by (ii) such Seller's Commitment Percentage.

                  f. NO TRANSFER TAXES. Purchaser, Parent and Sunset hereby represent and warrant to Sellers that no sales, use, excise, transfer or other tax, fee or imposition shall result from the sale, transfer or purchase of any interest in any item of Equipment or all or any portion of the Purchased Interests pursuant to (i) SECTION 2 hereof, (ii) any Assignment and Acceptance or (iii) any Assignment Letter, EXCEPT such taxes, fees or impositions that have been paid in full on or prior to the Certificate Purchase Closing Date.

                                      -4-

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         3. INDEMNITIES. Without in any way limiting any indemnity contained in the Participation Agreement or any other Operative Document, including, without limitation, those indemnities contained in SECTIONS 7.1 and 8.1 of the Participation Agreement as in effect on the date of this Agreement, the parties hereto hereby agree that (a) each such indemnity shall expressly survive the termination of the Participation Agreement, (b) each such indemnity, each of which is hereby incorporated herein by this reference together with such defined terms as shall be required to assign meaning thereto, shall be made by Sunset in addition to Lessee, (c) each such indemnity shall expressly apply to the Certificate sale and other transactions contemplated by this Agreement and each of the documents executed and delivered in connection herewith, and (d) each such indemnity shall be made in favor of the "Indemnitees" as defined herein.

         4. CONDITIONS PRECEDENT. The obligations of each Seller to consummate the sale referred to in SECTION 2 hereof is subject to the following conditions precedent:

                  a. Sellers shall have received all of the following, each of which shall be originals unless otherwise specified, each duly executed by a Responsible Official of the parties thereto (other than Sellers, the Lenders or the Collateral Agent), each dated as of the Certificate Purchase Closing Date, and each in form and substance satisfactory to Sellers (unless otherwise agreed to by Sellers):

                       (1) at lease one (1) counterpart of this Agreement duly
                  executed by each Seller and each of Purchaser, Parent, the Trustee and Sunset, together with arrangements satisfactory to Sellers for additional executed counterparts, sufficient in number for distribution to Sellers and Purchaser;

                       (2) counterparts of each Assignment and Acceptance duly
                  executed by Purchaser and consented to by Lessee;

                       (3) counterparts of each Assignment Letter duly executed
                  by Purchaser and acknowledged by each Seller;

                       (4) a certificate of a Responsible Official of Purchaser
                  that each of the representations and warranties referred to in
                  SECTION 4.d. are true and correct;

                       (5) such other assurances, certificates, documents,
                  consents or opinions as the Sellers reasonably may require;

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


                  b. The Purchase Price shall have been paid to each Seller;

                  c. All of (i) the amounts specified in SECTION 2.d. and (ii) the reasonable costs and expenses of Sellers (including the reasonable fees and expenses of Sheppard, Mullin Richter & Hampton LLP ("Sheppard, Mullin"), special counsel to Sellers) incurred and invoiced in connection with the preparation of this Agreement and the other documents contemplated hereby, shall have been paid;

                  d. The representations and warranties of Purchaser, Sunset and Parent contained in this Agreement, each of the Assignment and Acceptances and each of the Assignment Letters are true and correct;

                  e. All legal matters relating to this Agreement and the documents and transactions contemplated hereby and thereby shall be satisfactory to Sheppard, Mullin; and

                  f. The Certificate Purchase Closing Date shall have occurred on or before November 30, 1999.


         5. Miscellaneous.

                  a. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the locals Laws of Nevada applicable to contracts made and performed in Nevada.

                  b. SEVERABILITY OF PROVISIONS. Any provisions in this Agreement that are held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions as to any other party or in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

                  c. HEADINGS. Section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

                  d. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY

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         CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY
         PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR
         THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.






                     [THIS SPACE INTENTIONALLY LEFT BLANK -

                           SIGNATURE PAGES TO FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                          SUNSET STATION LEASING COMPANY, LLC, a Nevada limited liability company, as Purchaser

                                   By:      Station Casinos, Inc., a Nevada
                                            corporation, its sole member

                                            By:          /s/
                                                     ---------------------
                                                     Glenn C. Christenson,
                                                     Executive
                                                     Vice President

                          SUNSET STATION, INC., a Nevada corporation, individually and as Sublessee

                          By:        /s/
                                   ---------------------
                                   Glenn C. Christenson
                                   Senior Vice President

                          STATION CASINOS, INC., a Nevada corporation, individually and as Lessee

                          By:        /s/
                                   ---------------------
                                   Glenn C. Christenson
                                   Executive Vice President

                          FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity, but solely as Trustee and Lessor

                          By:        /s/
                                   ---------------------
                                   Nancy M. Dahl
                                   Trust Officer

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                          "Sellers"

                          BANC OF AMERICA LEASING & CAPITAL, LLC, SUCCESSOR BY MERGER TO BA LEASING & CAPITAL CORPORATION

                          By:        /s/
                                   ---------------------
                                   Christine Lee
                                   Vice President

                          BANCBOSTON LEASING INC.

                          By:        /s/
                                   ---------------------
                                   Philip Washburn
                                   Assistant Vice President


                          ABN AMRO BANK N.V.

                          By:        /s/
                                   ---------------------
                                   Jeffrey A. French
                                   Senior Vice President

                          By:        /s/
                                   ---------------------
                                   Corinna Fong
                                   Credit Officer


                          SOCIETE GENERALE FINANCIAL CORPORATION

                          By:        /s/
                                   ---------------------
                                   Powell Robinson III
                                   First Vice President


                          ORIX USA CORPORATION

                          By:        /s/
                                   ---------------------
                                   Hiroyuki Miyauchi
                                   Executive Vice President

                                      -9-
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                          BANK OF THE WEST

                          By:        /s/
                                   ---------------------
                                   Donald C. Young
                                   Vice President


                          FIRST SECURITY BANK, N.A.

                          By:        /s/
                                   ---------------------
                                   David P. Williams
                                   Vice President


                          BOEING CAPITAL CORPORATION

                          By:        /s/
                                   ---------------------
                                   James C. Hammersmith
                                   Senior Documentation Officer


                          PNC LEASING CORP.

                          By:        /s/
                                   ---------------------
                                   Scott A. Reich
                                   Vice President


                          THE CIT GROUP/EQUIPMENT FINANCING, INC.

                          By:        /s/
                                   ---------------------
                                   J.E. Palmer
                                   Assistant Vice President


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                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT B

                            FORM OF ASSIGNMENT LETTER




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                                   SCHEDULE I

                         LIST OF SELLERS AND COMMITMENTS




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